SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2006
CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-15327	58-1642740
(Commission File Number)	(I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California	90049
(Address of Principal Executive Offices)	(Zip Code)
(310) 826-5648
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements and Related Audit Report
SIGNATURES

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements and Related Audit Report
     In its Form 12b-25 filed with the Securities and Exchange Commission on May 16, 2006, CytRx Corporation reported that it was delaying the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 pending further review and assessment under Statement of Financial Accounting Standards (“SFAS”) No. 123(R) of the Company’s stock options and possible adjustment to the pro forma disclosures in the stock-based compensation footnote to the Company’s financial statements. The Company also required additional time to review and consider the requirements of SFAS 150 as they may relate to outstanding warrants of the Company.
     On May 20, 2006, the Audit Committee of our Board of Directors approved the recommendation of management that our consolidated financial statements for the year ended December 31, 2005 and for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, respectively, should no longer be relied upon, because we failed to calculate correctly the pro forma amounts that appear in the stock-based compensation disclosure in the footnotes to such financial statements. In conjunction with the further review of our stock-based compensation footnote disclosures, management, in consultation with BDO Seidman, LLP, our independent registered public accounting firm, also recommended a correction in the accounting for antidilution features in certain of our outstanding warrants.
     Stock-Based Compensation
     In March 2006, we purchased new stock option accounting software, which we first implemented in connection with the preparation of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. In implementing the new software, management discovered that our previous accounting for employee stock options inadvertently utilized data relating to stock options granted to non-employees, rather than employee stock options data as called for by SFAS 123. As a result, the pro forma amounts set forth in the stock-based compensation disclosure in the footnotes to our historical financial statements were stated incorrectly. This was confirmed in the further review by our management utilizing our new stock option accounting software, and we undertook the corrective measures described below.
     Warrant Antidilution Adjustments
     In May and September of 2003, we completed private placements of securities that included warrants to purchase approximately 2.8 million shares of our common stock. These warrants contain provisions for antidilution adjustments based upon future sales of our common stock or common stock equivalents at an effective price per share below the prevailing market price of our common stock at the time of the sale.
     We subsequently completed private placement transactions in January 2005 and recently in March 2006 involving our sale of securities at prices which triggered the foregoing antidilution adjustments to the warrants in question. We accounted for the antidilution adjustments in accordance with SFAS No. 150, Accounting for Certain Financial Instruments With Characteristics of Both Liabilities and Equity, which we believed to be appropriate at the time.

     Management reevaluated our historical accounting for these antidilution adjustments in connection with the preparation of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. Based upon our reevaluation, management determined that these antidilution adjustments should be accounted for by analogy to the guidance provided by Emerging Issues Task Force (“EITF”) 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of 98-5 to Certain Convertible Instruments, rather than under SFAS No. 150. Under the guidance provided in EITF 98-5 and EITF 00-27, these adjustments are treated as a deemed dividend and recorded as a decrease in retained earnings (i.e., an increase in our retained deficit) and a corresponding increase in additional paid-in capital.
     Corrective Measures
     Concurrently with the filing of this Report, we are filing an amendment to our Annual Report on Form 10-K for the year ended December 31, 2005 for the purpose of restating our consolidated financial statements to reflect the corrected stock-based compensation footnote disclosures and changes in retained earnings (deficit) and additional paid-in capital resulting from the correction in accounting for antidilution adjustments to our outstanding warrants. We also are filing amendments to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, respectively, to restate the financial statements contained in those reports to include the corrected stock-based compensation footnote disclosures and retained earnings (deficit) and additional paid-in capital amounts for the 2005 periods and the comparable periods in 2004. We are concurrently filing our delayed Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which fully incorporates these accounting changes.
     The restatements to our financial statements do not involve recently publicized concerned regarding the timing of the award of stock options or related accounting issues that have come to light at other companies. They also do not affect our results of operations as originally reported for the periods presented.
     Our Audit Committee and executive officers have discussed the matters described herein with BDO Seidman, LLP, our independent registered public accounting firm.
     Controls and Procedures
     Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, performed an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Securities Exchange Act Rule 13a-15(e)) as of the end of the quarterly period ended March 31, 2006, and identified deficiencies, discussed above, that it considered to be material weaknesses in the effectiveness of our internal controls over footnote disclosures of stock-based compensation and accounting for the antidilution adjustments to our outstanding warrants described above. Pursuant to standards established by the Public Company Accounting Oversight Board, a “material weakness” is a “significant deficiency or combination of significant deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be presented or detected.”

     Based on the evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, and solely because of the corrections referred to above, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures over the disclosure of stock-based compensation in accordance with SFAS No. 123 and accounting for antidilution adjustments to our outstanding warrants were not effective as of March 31, 2006.
     We are in the process of reviewing and strengthening our internal control procedures, and intend to pursue actions to ensure the effectiveness of all aspects of our controls related to the recording and disclosure of stock-based compensation and antidilution adjustment to outstanding warrants and other securities. Such actions include, but are not necessarily limited to, the following:
1.	Fully implement our new software for accounting for stock options;

2.	Re-assign certain duties related to the input and maintenance of stock options records; and

3.	Enhanced internal review of all stock-based compensation awards and other equity transactions.
     We are continuing our efforts to improve and strengthen our control processes and procedures to fully remedy these material deficiencies and to ensure that all of our controls and procedures are adequate and effective. Any failure to implement and maintain improvements in the controls over our financial reporting could cause us to fail to meet our reporting obligations under the Securities and Exchange Commission’s rules and regulations. Any failure to improve our internal controls to address the weakness we have identified could also cause investors to lose confidence in our reported financial information, which could have a negative impact on the trading price of our common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION
By:	/s/ STEVEN A. KRIEGSMAN
Steven A. Kriegsman
President and Chief Executive Officer

Dated: May 19, 2006